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                                                                   EXHIBIT 10.6


ANDOVER .NET                                INSERTION ORDER
                                          BANNER AD CAMPAIGN

SEPTEMBER 14, 1999

INVOICE #:
ADVERTISER:

INVOICE:



WEBSITE URLS:



CAMPAIGN DATE:

IMPRESSIONS:

BANNER SPECS:

CREATIVE :

AD SUBMISSION:

SALES CONTACT:

REPORTING:

BILLING:

TOTAL CHARGES:

AUTHORIZED SIGNATURE:
                     ----------------------------------------------------------

DATE:
     ----------------------------

CC TYPE:
CCHOLDER:
ACCOUNT#
EXP. DATE:

                      FAX SIGNED I/O TO 978/635-5326, ATTN:
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                                INSERTION ORDER

INSERTION ORDER NO:
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ADVERTISER:
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INVOICE:
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        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

BILLING:
        -----------------------------------------------------------------------

TECHNICAL CONTACT:
                  -------------------------------------------------------------

SALES CONTACT:
              -----------------------------------------------------------------

TOTAL CHARGES:
              -----------------------------------------------------------------

DATE:
     --------------------------------------------------------------------------

WEBSITE:
        -----------------------------------------------------------------------

CAMPAIGN DATE:
              -----------------------------------------------------------------

IMPRESSIONS:
            -------------------------------------------------------------------

BANNER SPECS:
             ------------------------------------------------------------------

CREATIVE:
         ----------------------------------------------------------------------

REPORTING:
          ---------------------------------------------------------------------


AUTHORIZED SIGNATURE:                                      DATE:
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